UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 5, 2010

TECHE HOLDING COMPANY
(Exact name of Registrant as specified in its Charter)

Louisiana	1-13712	72-1287456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Willow Street, Franklin, Louisiana	70538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(337) 560-7151

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐           Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 7 – Regulation FD

Item 7.01   Regulation FD Disclosure

On May 5, 2010, Mr. Patrick Little, President and Chief Executive Officer of the Registrant along with J. L. Chauvin, Senior Vice President and Chief Financial Officer, W. Ross Little, Jr., Senior Vice President and Chief Retail Officer, Jason Freyou, Senior Vice President and Chief Operations Officer and Darryl Broussard, Senior Vice President and Chief Credit Officer, will make a presentation at the Gulf South Bank Conference held in New Orleans, Louisiana.  A copy of the presentation is furnished herewith as Exhibit 99.

Section 9 –Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit 99 – Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHE HOLDING COMPANY
/s/ J. L. Chauvin
Date: May 5, 2010	By:	J. L. Chauvin Senior Vice President, Treasurer and Chief Financial Officer